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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 27, 1998


                            Alcan Aluminium Limited
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             (Exact name of Registrant as specified in its charter)


                                     Canada
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                 (State or other jurisdiction of incorporation)


                 1-3677                               Inapplicable
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         Commission File Number          (I.R.S. Employer Identification No.)



         1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
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        (Address of principal executive offices, including postal code)


                                 (514) 848-8000
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              (Registrant's telephone number, including area code)



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ITEM 5. Other Events

Year 2000 Information and Readiness Disclosure Act of 1998
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Information provided on Alcan's Year 2000 issues contained in Alcan's Annual
Report on Form 10-K for the fiscal year ended 31 December 1997 and Quarterly Reports on Form 10-Q for the quarterly periods ended 31 March 1998, 30 June 1998 and 30 September 1998 pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 are "Year 2000 Readiness Disclosures" as defined by the Year 2000 Information and Readiness Disclosure Act of 1998 (Public Law 105-271, 112 Stat. 2386, a U.S. statute) enacted on 19 October 1998 to the extent applicable under the Act. Copies of such reports can be obtained from Alcan upon request.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               ALCAN ALUMINIUM LIMITED



                                        By:    /s/  P.K. Pal
                                               --------------------------------
                                               P.K. Pal
                                               Vice President,
                                               Chief Legal Officer and Secretary



Date:  November 27, 1998